UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2019

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33805	26-0354783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

212-790-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	OZM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2019, Och-Ziff Capital Management Group Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware and amended and restated its By-Laws (the “Amended and Restated By-Laws”) solely to change the Company’s name to “Sculptor Capital Management, Inc.”, in each case, to be effective at 12:01 a.m. (Eastern Time) on September 12, 2019. The Company’s Class A common stock currently trades on the New York Stock Exchange under the symbol “OZM”, which will change to “SCU” on September 12, 2019.

The foregoing description of the Amendment and the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and which are incorporated herein by reference.

Also, on August 30, 2019, Och-Ziff Holding Corporation amended its Amended and Restated Certificate of Incorporation and amended and restated its Amended and Restated By-Laws solely to change its name to “Sculptor Capital Holding Corporation”, in each case, to be effective at 12:01 a.m. (Eastern Time) on September 12, 2019. The foregoing description of Och-Ziff Holding Corporation’s Certificate of Amendment to the Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Additionally, on August 30, 2019, the amended and restated agreements of limited partnership of each of OZ Management LP (“OZM”), OZ Advisors LP (“Advisors I”) and OZ Advisors II LP (“Advisors II”) were amended by Och-Ziff Holding Corporation, in its capacity as the general partner of each of OZM, Advisors I and Advisors II, solely to change the name of OZM to “Sculptor Capital LP”, Advisors I to “Sculptor Capital Advisors LP” and Advisors II to “Sculptor Capital Advisors II LP”, in each case, to be effective at 12:02 a.m. (Eastern Time) on September 12, 2019. The foregoing description of the first amendment to the amended and restated limited partnership agreements of each of OZM, Advisors I and Advisors II does not purport to be complete and is qualified in its entirety by reference to the full text of the first amendment to the amended and restated limited partnership agreements of each of OZM, Advisors I and Advisors II, which are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 above is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Och-Ziff Capital Management Group Inc., effective as of September 12, 2019.

3.2	Amended and Restated By-Laws of Sculptor Capital Management, Inc., effective as of September 12, 2019.

10.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Och-Ziff Holding Corporation, effective as of September 12, 2019.

10.2	Second Amended and Restated By-Laws of Sculptor Capital Holding Corporation, effective as of September 12, 2019.

10.3	First Amendment to Amended and Restated Agreement of Limited Partnership of OZ Management LP, effective as of September 12, 2019.

10.4	First Amendment to Amended and Restated Agreement of Limited Partnership of OZ Advisors LP, effective as of September 12, 2019.

10.5	First Amendment to Amended and Restated Agreement of Limited Partnership of OZ Advisors II LP, effective as of September 12, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director

Date: August 30, 2019